UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2010

CHINA JO-JO DRUGSTORES, INC.

(Exact name of registrant as specified in Charter)

Nevada	000-53353	98-0557852
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

Room 507-513, 5th Floor, A Building, Meidu Plaza
Gongshu District, Hangzhou, Zhejiang Province
People’s Republic of China

(Address of Principal Executive Offices)

+86 (571) 88077078

 (Issuer Telephone Number)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

Effective April 15, 2010, Madsen & Associates CPA’s, Inc. (“Madsen”) was dismissed as the Registrant’s certifying independent accountant engaged specifically to audit the financial statements of Kerrisdale Mining Corporation (“Kerrisdale”), the Registrant’s predecessor corporate entity, for the fiscal years ended July 31, 2009 and 2008 of Kerrisdale.

The report of Madsen on Kerrisdale’s financial statements as of and for the fiscal years ended July 31, 2009 and 2008 did not contain an adverse opinion, or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph regarding the financial statements being prepared assuming that Kerrisdale would continue as a going concern as of July 31, 2009.

During Kerrisdale’s fiscal year ended July 31, 2009 through the dismissal date, there were no disagreements with Madsen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Madsen, would have caused Madsen to make reference to the subject matter of the disagreements in connection with its report, nor were there any "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

As reported in a current report on Form 8-K filed with the SEC on April 12, 2010, Madsen was engaged for the specific purpose of auditing Kerrisdale’s financial statements for its fiscal years ended July 31, 2009 and 2008, in connection with the filing of an annual report on Form 10-K for Kerrisdale for the fiscal year ended July 31, 2009, which report was filed pursuant to a comment from the Staff of the SEC in connection with the Registrant’s registration statement on Form S-1 (SEC File Number 333-163879). Frazer Frost LLP (the successor entity of Moore Stephens Wurth Frazer and Torbet, LLP), who replaced Madsen as the Registrant’s certifying independent accountant on November 11, 2009 subsequent to the consummation of a share exchange transaction between the Registrant (then known as Kerrisdale) and Renovation Investment (Hong Kong) Co., Ltd. on September 24, 2009, shall remain as the Registrant’s certifying independent accountant for the fiscal year ended March 31, 2010.

The Registrant had requested Madsen to furnish it with a letter addressed to the SEC (the “SEC Letter”) stating whether it agrees with the statements made above by the Registrant. A copy of the SEC letter is attached as Exhibit 16.1 to this Form 8-K.

The dismissal of Madsen was approved by the audit committee of the Registrant's board of directors.

Item 9.01	Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit Number	Description

16.1	Letter from Madsen & Associates CPA’s, Inc. dated April 15, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 15, 2010	China Jo-Jo Drugstores, Inc. (Registrant)

	By:	/s/ Bennet P. Tchaikovsky
Bennet P. Tchaikovsky
Chief Financial Officer

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